                                                                   EXHIBIT 10.44








                         COMMON STOCK PURCHASE AGREEMENT


                                 RIBOGENE, INC.


                              SEPTEMBER _____, 1998

                                TABLE OF CONTENTS

                                                                                                                PAGE
1.       AUTHORIZATION AND SALE OF THE SHARES.....................................................................1

1.1      AUTHORIZATION OF THE SHARES..............................................................................1

1.2      SALE OF SHARES...........................................................................................1

2.       CLOSING DATE; DELIVERY...................................................................................1

2.1      CLOSING DATE.............................................................................................1

2.2      DELIVERY.................................................................................................1

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................1

3.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION; CERTIFICATE AND BYLAWS....................................1

3.2      CAPITALIZATION...........................................................................................2

3.3      AUTHORIZATION............................................................................................2

3.4      VALID ISSUANCE OF SECURITIES.............................................................................2

3.5      OFFERING.................................................................................................2

3.6      NO CONFLICT; NO VIOLATION................................................................................3

3.7      CONSENTS AND APPROVALS...................................................................................3

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; RESTRICTIONS ON TRANSFER................................3

4.1      LEGAL POWER..............................................................................................3

4.2      DUE EXECUTION............................................................................................3

4.3      INVESTMENT REPRESENTATIONS...............................................................................3

4.4      REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS.............................................................4

4.5      STANDSTILL COVENANT......................................................................................4

5.       CONDITIONS TO CLOSING....................................................................................5

5.1      CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING.........................................................5

5.2      CONDITION TO COMPANY'S OBLIGATIONS AT THE CLOSING........................................................5

6.       FURTHER AGREEMENTS.......................................................................................6

6.1      NONDISCLOSURE............................................................................................6

6.2      COOPERATION..............................................................................................6

7.       MISCELLANEOUS............................................................................................6

7.1      AMENDMENTS...............................................................................................6



                                       i.
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
7.2      GOVERNING LAW............................................................................................6

7.3      SUCCESSORS AND ASSIGNS...................................................................................7

7.4      ENTIRE AGREEMENT.........................................................................................7

7.5      SEVERABILITY OF THIS AGREEMENT...........................................................................7

7.6      TITLES AND SUBTITLES.....................................................................................7

7.7      DELAYS OR OMISSIONS......................................................................................7

7.8      PAYMENT OF FEES AND EXPENSES.............................................................................7

7.9      NOTICES..................................................................................................8

7.10     COUNTERPARTS.............................................................................................8



                                      ii.

                         COMMON STOCK PURCHASE AGREEMENT



         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of September ____, 1998, between RIBOGENE, INC., a Delaware corporation (the "Company"), and DAINIPPON PHARMACEUTICAL CO., LTD., a corporation organized under the laws of Japan (the "Purchaser").

1.       AUTHORIZATION AND SALE OF THE SHARES.

         1.1 AUTHORIZATION OF THE SHARES. The Company has authorized, or before the Closing, as defined in paragraph 2.1 hereof, will have authorized, the issuance and sale of 230,000 shares of its Common Stock (the "Common Stock") at a purchase price of US$.001 per share. The Common Stock has the rights provided for in the Company's Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit A (the "Certificate").

         1.2 SALE OF SHARES. In consideration for the increased royalty payments to be made to the Company pursuant to Amendment No. 1, dated September ____, 1998, to the License Agreement between the Company and Purchaser (the "Amendment"), in substantially the form attached hereto as Exhibit B, and subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, 230,000 shares of Common Stock (the "Shares") at a purchase price of US$.001 per share, for an aggregate purchase price of Two Hundred Thirty U.S. Dollars (US$230.00).

2.       CLOSING DATE; DELIVERY.

         2.1 CLOSING DATE. The closing for the purchase and sale of the Shares hereunder will be on September ____, 1998 (the "Closing") at the offices of Cooley Godward LLP, Five Palo Alto Square, 4th Floor, 3000 El Camino Real, Palo Alto, California 94306-2155, or at such other time and place as the Company and the Purchaser shall agree upon (the "Closing Date").

         2.2 DELIVERY. At the Closing, the Company will deliver to Purchaser a certificate registered in the name of Purchaser, representing the Shares to be purchased by Purchaser from the Company, dated the Closing Date, against payment of the aggregate purchase price by wire transfer, a check made payable to the order of the Company, or any combination thereof.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to the Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION; CERTIFICATE AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in the United States in which the



                                       1.

failure so to qualify would have a material adverse effect on its business or properties. True and correct copies of the Company's Certificate and Bylaws currently in effect have been delivered to Purchaser.

         3.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to Closing of:

                  (a) Preferred Stock.

                            (i) 5,000,000 shares of Preferred Stock, of which
1,428,572 shares have been designated Series A Non-voting Convertible Preferred Stock, 1,428,572 of which are issued and outstanding,

                  (b) Common Stock. 30,000,000 shares of Common Stock, of which 5,364,055 shares are issued and outstanding.

                  (c) There are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock, except for: (i) the conversion privileges of the Series A Non-voting Convertible Preferred Stock; (ii) an aggregate of 1,662,433 shares of Common Stock reserved for issuance under the Company's stock and equity incentive plans; (iii) an aggregate of 733,755 shares of Common Stock reserved for issuance upon the exercise of outstanding placement agent options; and (iv) an aggregate of 598,963 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants.

         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreement, the issuance of the Shares and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing, and the Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

         3.4 VALID ISSUANCE OF SECURITIES. The sale of the Shares is not subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances created by the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         3.5 OFFERING. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Shares is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), and the Shares have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.



                                       2.

         3.6 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Certificate or Bylaws of the Company; (b) result in any material violation or default of, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both), any material mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties.

         3.7 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; RESTRICTIONS ON
         TRANSFER.

         Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares provided for herein as follows:

         4.1 LEGAL POWER. It has the requisite legal power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

         4.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

         4.3 INVESTMENT REPRESENTATIONS.

                  (a) Purchaser is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

                  (b) Purchaser understands (i) that the Shares have not been registered under the Act, by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempt from such registration; (ii) each certificate representing the Shares will be endorsed with the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "1933 ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A)



                                       3.

         PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) RIBOGENE, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO RIBOGENE, INC., STATING THAT SUCH SALE, OFFER FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied. Purchaser shall have the right to demand removal of the foregoing legend with respect to any or all of the Shares and if, in the opinion of counsel to the Company, removal of such legend is permitted by the rules and regulations of the Securities and Exchange Commission ("SEC").

                  (c) It has been furnished with such materials and has been given access to such information relating to the Company as it or its qualified representative has requested and it has been afforded the opportunity to ask questions regarding the Company and the Shares, all as it has found necessary to make an informed investment decision.

                  (d) It is an "accredited investor" within the meaning of Regulation D under the Act.

                  (e) It was not formed for the specific purpose of acquiring the Shares offered hereunder.

         4.4 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Act endorsed on a stock certificate pursuant to paragraph 4.3 of this Agreement and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder provides to the Company an opinion of counsel for such holder of the Shares reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.

         4.5 STANDSTILL COVENANT. Other than the Shares which it will purchase pursuant to Section 1.1 of this Agreement, Purchaser hereby covenants and agrees that neither Purchaser nor any of its affiliates (including parents, subsidiaries or other related entities) will, without the prior written consent of the Company (i) purchase or otherwise acquire, directly or indirectly, any equity securities or assets of the Company (or rights or options to purchase such securities), or (ii) make any tender or exchange offer, merger, business combination, recapitalization or other extraordinary transaction involving the Company, or (iii) enter into any agreement with any other person with respect to the foregoing, or assist any other person to do any of the foregoing. This provision shall terminate and be of no further force or effect five (5) years from the Closing Date or such earlier date as shall be agreed to by the Company.



                                       4.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT CLOSING. The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in writing in whole or in part by the Purchaser:

                  (a) The representations and warranties made by the Company herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                  (b) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                  (c) The Company and the Purchaser shall have executed the Amendment in substantially the form attached hereto as Exhibit B.

         5.2 CONDITION TO COMPANY'S OBLIGATIONS AT THE CLOSING. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in writing in whole or in part by the Company:

                  (a) The representations and warranties made by the Purchaser herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date, and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                  (b) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time



                                       5.

of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                  (c) The Company and the Purchaser shall have executed the Amendment in substantially the form attached hereto as Exhibit B.

6.       FURTHER AGREEMENTS.

         6.1 NONDISCLOSURE. The Purchaser agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use other than as permitted by agreement with the Company or for any purpose except to evaluate its equity investment in the Company. The Purchaser agrees not to disclose such Confidential Information to any third parties or to any of its employees except employees who are required to have the Confidential Information to evaluate the Purchaser's investment in the Company or as permitted under the terms of any other agreements between the parties. For purposes of this paragraph, "Confidential Information" means any information disclosed pursuant to this Agreement, including, but not limited to, information relating to the Company's research, products, development activities, inventions, marketing, or finances, disclosed by the Company either directly or indirectly in writing, orally or by drawings and which the Company has marked "confidential," "proprietary" or "secret" or has otherwise identified as being such. Confidential Information does not include information which (i) is in the Purchaser's possession at the time of disclosure as shown by Purchaser's files and records and not subject to a confidentiality undertaking under an other agreement; or (ii) before or after it has been disclosed to the Purchaser, is part of the public knowledge or literature, not as a result of any action or inaction of the Purchaser; or (iii) is approved for release by written authorization of Company or (iv) is disclosed to the Purchaser by a third party not under an obligation of confidentiality to the Company; or (v) is independently developed by Purchaser.

         6.2 COOPERATION. The Company shall cooperate with the Purchaser in supplying such information as may be reasonably requested by the Purchaser to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption, presently existing or hereafter adopted, from the Act for the sale of the Shares.

7.       MISCELLANEOUS.

         7.1 AMENDMENTS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon Purchaser, each future holder of the Shares, and the Company.

         7.2 GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the laws of the State of California, applicable to contracts executed and performed wholly within the State of California. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable



                                       6.

jurisdiction in the State of California, and each party hereby consents to the jurisdiction and venue of such court.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, neither party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided however, that the Company may assign its rights and obligations under this Agreement to the surviving entity in the event of a merger or other reorganization in which the Company is not the surviving entity or to the purchaser of all or substantially all of the Company's assets. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         7.4 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         7.5 SEVERABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchaser of any breach or default under this Agreement, or any waiver by the Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

         7.8 PAYMENT OF FEES AND EXPENSES. The Company and the Purchaser each shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby. If any action at law or in equity is necessary to enforce the terms of this Agreement or the Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.



                                       7.

         7.9 NOTICES. Any notice or report required in this Agreement or permitted to be given shall be given in writing and by personal delivery or by registered or certified airmail, postage prepaid, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made upon personal delivery or when receipt is so confirmed, and addressed (i) if to the Purchaser, at 6-8 Doshomachi 2-chome, Chuo-ku, Osaka 541-0045, Japan, or at such other address as such Purchaser shall have furnished to the Company in writing, or (ii) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, or (iii) if to the Company, one copy should be sent to the Company at 26118 Research Road, Hayward, California, 94545, United States of America, and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchaser.

         7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                                       8.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

COMPANY:                                    PURCHASER:

RIBOGENE, INC.                              DAINIPPON PHARMACEUTICAL CO., LTD.



By:_______________________________          By:_________________________________
Name:    Charles J. Casamento               Name:    Takeshi Tomotake
Title:   Chairman, President and            Title:   President
         Chief Executive Officer



                                       9.

                                 EXHIBITS INDEX

Exhibit A         Certificate of Incorporation
Exhibit B         Amendment No. 1 to the License Agreement

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                    EXHIBIT B

                      AMENDMENT NO. 1 TO LICENSE AGREEMENT